UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on June 19, 2019, for Blackstone Mortgage Trust, Inc.

This is not a ballot and you cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/BXMT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 5, 2019.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/BXMT

Proxy Materials Available to View or Receive:

Annual Report on Form 10-K and Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/BXMT	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Blackstone Mortgage Trust, Inc.
	Date:	Wednesday, June 19, 2019
	Time:	9:00 A.M. (Eastern Time)
	Place:	425 Lexington Ave., New York NY 10017
Directions to the office of Simpson Thacher & Bartlett LLP may be found at http://www.stblaw.com/offices/new-york.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:	01) Michael B. Nash	05) Martin L. Edelman
	02) Stephen D. Plavin	06) Henry N. Nassau
	03) Leonard W. Cotton	07) Jonathan L. Pollack
	04) Thomas E. Dobrowski	08) Lynne B. Sagalyn

The Board of Directors recommends you vote FOR Proposals 2 and 3 and ONE YEAR for Proposal 4.

2.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.

4.

Frequency of Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Vote In-Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Stockholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting.